SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 April 1, 1997
                       _________________________________
                       (Date of earliest event reported)

                        FOUNDATION HEALTH SYSTEMS, INC.
            ______________________________________________________
            (Exact name of Registrant as specified in its charter)

      Delaware                 1-12718                  95-42288333
     ______________     _____________________      __________________
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

           21660 Oxnard Street, Woodland Hills, California  91367
             3400 Data Drive, Rancho Cordova, California 95670
               225 North Main Street, Pueblo, Colorado  81003
        ____________________________________________________________
      (Addresses of principal executive offices, including zip codes)

                      (818) 719-6978 (Woodland Hills)
                      (916) 631-5000 (Rancho Cordova)
                          (719) 542-0500 (Pueblo)
            ____________________________________________________
           (Registrant's telephone numbers, including area codes)

                     HEALTH SYSTEMS INTERNATIONAL, INC.
       _____________________________________________________________
       (Former name or former address, if changed since last report)


     Item 2.   Acquisition or Disposition of Assets.

          On April 1, 1997, FH Acquisition Corp., a wholly-owned subsidiary of the Registrant ("Merger Sub"), merged with and into Foundation Health Corporation ("FHC") pursuant to an Agreement and Plan of Merger (the "Plan of Merger") dated as of October 1, 1996, among the Registrant, Merger Sub and FHC. Upon the effective time of the merger transaction, FHC became a wholly-owned subsidiary of the Registrant. FHC is a managed health care company which, through its subsidiaries, provides group, individual, Medicare, Medicaid and CHAMPUS coverage for more than three million individuals. In addition, FHC's subsidiaries offer managed health care products related to workers' compensation, behavioral health, dental, vision and prescription drugs, and administrative services for medical groups and self-funded benefit programs.

          As a result of the merger the former stockholders of FHC will receive 1.3 shares of Class A Common Stock of the Registrant for every share of FHC Common Stock previously held.

     Item 5.   Other Events.

          In connection with the merger described in Item 2, the Registrant's stockholders voted to approve an amendment to the Registrant's Amended and Restated Certificate of Incorporation to
     (i) increase the number of authorized shares of common stock of the Registrant to 380 million shares with 350 million shares designated as Class A Common Stock and 30 million shares designated as Class B Common Stock and (ii) change the name of the Registrant to "Foundation Health Systems, Inc."

     Item 7.    Financial Statements and Exhibits.

          As of this filing, it is impracticable for the Registrant to provide the financial statements and pro forma financial information for the acquired business required by Item 7 of Form 8-K. In accordance with the requirements of Item 7(a) and Item 7(b) of Form 8-K, the requisite financial statements and pro forma financial information will be filed within 60 days of the effective time of the merger as a part of a subsequent filing on Form 8-K.


                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:    April 3, 1997.

                           FOUNDATION HEALTH SYSTEMS, INC.

                           By   /s/ B. Curtis Westen
                              ----------------------------------
                              Name: B. Curtis Westen, Esq.
                              Title: Senior Vice President, General
                              Counsel and Secretary